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                                 THE SHELBY FUND

                     Supplement Dated March 16, 2001 to the
                         Prospectus dated August 1, 2000

The following information supplements the disclosure in the Prospectus under the heading "The Investment Adviser and Sub-Investment Adviser":

As of March 1, 2001, SMC Capital, Inc. ("SMC") replaced Shelby County Trust Bank as the investment adviser for the Fund. On that date, Shelby County Trust Bank assigned the Investment Advisory Agreement for the Fund to SMC. The Board of Trustees of the Fund had previously approved this transaction. The Portfolio Managers for the Fund will remain the same. This change in the investment advisory arrangements for the Fund was done in order to comply with recent federal banking and securities law changes with respect to banks that serve as investment advisers to mutual funds. SMC and Shelby County Trust Bank are both subsidiaries of Commonwealth Bancshare Inc. of Shelbyville, Kentucky.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE